Sub-Item 77Q1(a)

Articles of Amendment, dated September 26, 2008. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 24, 2008 (Accession Number
0001145442-08-002882).

Articles Supplementary, dated September 26, 2008. Incorporated herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 24, 2008 (Accession Number
 0001145442-08-002882).